Exhibit 99.2 SUPPLEMENTAL FINANCIAL REPORT FOURTH QUARTER 2020 FEBRUARY 24, 2021 1Exhibit 99.2 SUPPLEMENTAL FINANCIAL REPORT FOURTH QUARTER 2020 FEBRUARY 24, 2021 1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminologysuchas“may,”“will,” “should,”“expects,” “intends,”“plans,”“anticipates,”“believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19), the severity of the disease, the duration of the COVID-19 outbreak, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, the potential negative impacts of COVID-19 on the global economy and its adverse impact on the real estate market, the economy and the Company’s investments (including, but not limited to, the Los Angeles mixed-use development loan, other hospitality loans and Dublin development financings), financial condition and business operation; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities, debt service or lease payment defaults or deferrals, demands for protective advances and capital expenditures, or its ability to continue to generate liquidity from sales of Legacy, Non-Strategic assets; the Company’s ability to liquidate its Legacy, Non-Strategic assets within the projected timeframe or at the projected values; the timing of and ability to deploy available capital; whether the Company will achieve its anticipated 2021 Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company’s ability to maintain or grow the dividend at all in the future, including the Company maintaining its common stock dividend at $0.10 per share for each quarter during calendar year 2021; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; whether Colony Capital will continue to serve as our external manager or whether we will pursue another strategic transaction; and the impact of legislative, regulatory and competitive changes, and the actions of government authorities, and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Part II, Item 1A of the Company’s Form 10-Q for the quarter ended September 30, 2020, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of thedateofthispresentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2 2CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminologysuchas“may,”“will,” “should,”“expects,” “intends,”“plans,”“anticipates,”“believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19), the severity of the disease, the duration of the COVID-19 outbreak, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, the potential negative impacts of COVID-19 on the global economy and its adverse impact on the real estate market, the economy and the Company’s investments (including, but not limited to, the Los Angeles mixed-use development loan, other hospitality loans and Dublin development financings), financial condition and business operation; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities, debt service or lease payment defaults or deferrals, demands for protective advances and capital expenditures, or its ability to continue to generate liquidity from sales of Legacy, Non-Strategic assets; the Company’s ability to liquidate its Legacy, Non-Strategic assets within the projected timeframe or at the projected values; the timing of and ability to deploy available capital; whether the Company will achieve its anticipated 2021 Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company’s ability to maintain or grow the dividend at all in the future, including the Company maintaining its common stock dividend at $0.10 per share for each quarter during calendar year 2021; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; whether Colony Capital will continue to serve as our external manager or whether we will pursue another strategic transaction; and the impact of legislative, regulatory and competitive changes, and the actions of government authorities, and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Part II, Item 1A of the Company’s Form 10-Q for the quarter ended September 30, 2020, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of thedateofthispresentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2 2

COMPANY HIGHLIGHTS 3COMPANY HIGHLIGHTS 3

# COMPANY HIGHLIGHTS

**Leading commercial real estate credit REIT with conservative balance sheet poised for growth**

## Stable & Growing Portfolio
*of Primarily Senior Loans & Net Lease Assets*

**$4.1B**
Total At-Share Assets

**$690M**
New Senior Loan Originations Since Q3'20[1]

## Robust Liquidity

**$689M**
Total Liquidity[2]

**2.7x**
Increase in Liquidity Since Q1'20

*$588M (or $4.47 per share) of Unrestricted Cash Today[3]*

## Conservative Balance Sheet

**$14.14**
Undepreciated Book Value Per Share ($8.71 current share price)[4]

**1.0x**
Net-Debt-to-Equity Ratio[5]

*Minimal Recourse Financing ($134M)*

## Reinstituted Quarterly Dividend

**$0.10**
Q1'21 Quarterly Dividend Per Share

*Covered by Adjusted Distributable Earnings*

ColonyCredit REAL ESTATE
As of December 31, 2020, unless otherwise stated; at CLNC share
See footnotes in the appendix
4

# FOURTH QUARTER & SUBSEQUENT EVENTS UPDATE

| | |
|---|---|
| **Financial Results** | • Net loss of $(52.5) million or $(0.41) per share and Total Core/LNS Distributable Loss of $(25.7) million or $(0.20) per share<br>• Total Adjusted Core/LNS Distributable Earnings of $26.1 million or $0.20 per share, excluding gains/losses and FV adjustments<br>• GAAP net book value of $1.7 billion or **$12.96 per share** and undepreciated book value of $1.9 billion or **$14.14 per share**<br>• Quarterly dividend of $0.10 per share starting in Q1'21 |
| **Liquidity & Capitalization** | • **$689 million** of available liquidity, including **$588 million** of unrestricted cash, as of 2/22/21<br>• **$1.4 billion** of available capacity under senior loan master repurchase facilities as of 2/22/21<br>• **55%** debt-to-total assets ratio and **1.0x** net debt-to-equity ratio, reduced from 60% and 1.4x as of 3/31/20[1][2]<br>• Reduced at-share recourse debt exposure to **$134 million** as of 12/31/20 from $718 million as of 3/31/20 |
| **Portfolio Activity** | • New Originations – Core Portfolio (Since Q3'20)<br>  • Closed five new loans for **$169 million of committed capital** in Q4'20 and four new loans for **$165 million of committed capital** in Q1'21<br>  • 13 new loans in-execution for **$356 million of committed capital**<br>• Asset Sales / Payoffs – Core Portfolio (Since Q3'20)<br>  • **Sold / resolved one investment** for **$82 million** of net proceeds in Q1'21<br>  • Sold nine CRE debt security tranches in Q4'20 and one additional tranche in Q1'21 for **$29 million** of net proceeds<br>  • Four loan payoffs in Q4'20 and one additional payoff in Q1'21 for **$128 million** of gross principal repayments<br>• **Sold 22 LNS assets** for **$83 million** of net proceeds in Q4'20 |
| **Investment Portfolio** | • Total investment portfolio of **$3.4 billion**<br>• **$2.3 billion** Core loan and preferred equity portfolio<br>• **100%** of Core floating rate senior mortgage loans have active LIBOR floors (weighted average LIBOR floor of ~185bps)<br>• **$0.8 billion** Core net lease portfolio with a weighted average lease term of 7.6 years<br>• LNS Portfolio <1% of GAAP net book value; collapsing LNS reporting segment, starting in Q1'21 |

ColonyCredit REAL ESTATE

As of December 31, 2020, unless otherwise stated; at CLNC share
See footnotes in the appendix

5

COMPANY SNAPSHOT Investment Type Portfolio Overview Based on GAAP net book value as of December 31, 2020 Net carrying LNS Portfolio Investment Carrying (6) <1% (At CLNC share) Count value value Per Share Senior mortgage Cash & net Core Portfolio (4) loans assets 34% 30% Senior mortgage loans 34 $ 2,028 $ 577 $ 4.38 Mezzanine loans 9 269 269 2.05 CRE debt (1) securities 53 8 38 0.29 Preferred equity (3) 4% Mezzanine (2) 5 775 233 1.77 Net lease real estate Net lease real loans (2) estate 16% (3) (1) Preferred equity 14% 10 70 70 0.53 CRE debt securities 2% (4) 524 522 3.96 Cash & net assets Collateral Type Total Core Portfolio 63 $ 3,704 $ 1,709 $ 12.98 Based on GAAP gross carrying value as of December 31, 2020 Retail (5) Other / mixed-use LNS Portfolio 1% 6% Investment-level - LNS Portfolio 14 $ 259 $ 14 $ 0.11 Hotel 13% (7) 106 (18) (0.13) Cash & net assets / (liabilities) Office 41% Total LNS Portfolio 14 $ 364 $ (4) $ (0.02) Industrial 15% Total Company – GAAP 77 $ 4,068 $ 1, 705 $ 12.96 (8) 156 1.18 Plus: accumulated depreciation & amortization Multifamily Total Company – Undepreciated $ 1,861 $ 14.14 24% $ in millions, except per share data; as of December 31, 2020; at CLNC share 6 See footnotes in the appendix 6COMPANY SNAPSHOT Investment Type Portfolio Overview Based on GAAP net book value as of December 31, 2020 Net carrying LNS Portfolio Investment Carrying (6) <1% (At CLNC share) Count value value Per Share Senior mortgage Cash & net Core Portfolio (4) loans assets 34% 30% Senior mortgage loans 34 $ 2,028 $ 577 $ 4.38 Mezzanine loans 9 269 269 2.05 CRE debt (1) securities 53 8 38 0.29 Preferred equity (3) 4% Mezzanine (2) 5 775 233 1.77 Net lease real estate Net lease real loans (2) estate 16% (3) (1) Preferred equity 14% 10 70 70 0.53 CRE debt securities 2% (4) 524 522 3.96 Cash & net assets Collateral Type Total Core Portfolio 63 $ 3,704 $ 1,709 $ 12.98 Based on GAAP gross carrying value as of December 31, 2020 Retail (5) Other / mixed-use LNS Portfolio 1% 6% Investment-level - LNS Portfolio 14 $ 259 $ 14 $ 0.11 Hotel 13% (7) 106 (18) (0.13) Cash & net assets / (liabilities) Office 41% Total LNS Portfolio 14 $ 364 $ (4) $ (0.02) Industrial 15% Total Company – GAAP 77 $ 4,068 $ 1, 705 $ 12.96 (8) 156 1.18 Plus: accumulated depreciation & amortization Multifamily Total Company – Undepreciated $ 1,861 $ 14.14 24% $ in millions, except per share data; as of December 31, 2020; at CLNC share 6 See footnotes in the appendix 6

# FINANCIAL OVERVIEW

## Key Financial Metrics ($mm / Per Share)

| *(At CLNC share)* | GAAP Net Income / (Loss) | Core / LNS Distributable Loss | Adjusted Core / LNS Distributable Earnings* | GAAP Net Book Value | Undepreciated Book Value |
|---|---|---|---|---|---|
| Core Portfolio | ($42.7) / ($0.33) | ($24.7) / ($0.19) | $23.3 / $0.18 | $1,709 / $12.98 | $1,803 / $13.70 |
| LNS Portfolio | ($9.7) / ($0.08) | ($1.0) / ($0.01) | $2.7 / $0.02 | ($4) / ($0.02) | $58 / $0.44 |
| Total | ($52.5) / ($0.41) | ($25.7) / ($0.20) | $26.1 / $0.20 | $1,705 / $12.96 | $1,861 / $14.14 |

* *Excludes realized gains / losses on sales and fair value adjustments*

## Capital Structure Summary



Master repurchase facilities (limited recourse) 14%
Other debt (non-recourse) 2%
Stockholders' equity 43%
Mortgage debt (non-recourse) 20%
Securitization bonds payable (non-recourse) 21%

## Undepreciated Book Value Per Share Bridge



$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$12.00
$14.53
($0.56)
($0.03)
$0.20
$14.14
9/30/20 Undepreciated BVPS
Impairments, RE Sales & FX Translation
CRE Debt Securities (FV MTM, Sales)
Adjusted Core / LNS Distributable Earnings
12/31/20 Undepreciated BVPS

ColonyCredit REAL ESTATE

$ in millions, except per share data; as of December 31, 2020, unless otherwise stated; at CLNC share

7

CORE PORTFOLIO 8CORE PORTFOLIO 8

CORE PORTFOLIO – OVERVIEW (1) (1) Portfolio Summary Investment Type Property Type Based on GAAP gross carrying value as of December 31, 2020 Based on GAAP gross carrying value as of December 31, 2020 Total number of 63 CRE debt Other / (4) investments Preferred equity (3) (5) securities mixed-use Mezzanine 1% 2% 6% loans Hotel 9% 13% Total at-share assets $3.7 billion Net lease Office (2) real estate 38% 24% Industrial $1.7 billion GAAP net book value / 17% per share / $12.98 Senior mortgage loans 64% $1.8 billion Undepreciated net book Multifamily value / per share / $13.70 26% Portfolio Overview Portfolio Activity • Q4’20 Adjusted Distributable Earnings of $23.3 million, or $0.18 per share Net carrying Unlevered Number of Carrying (6) (7) (At CLNC share) investments value value all-in yield • New Originations – Since Q3’20: Senior mortgage loans 34 $ 2,028,072 $ 577,051 5.5% • Closed five new loans for $169 million of committed capital in Q4’20 and four new loans for $165 million of committed capital in Q1’21 Mezzanine loans 9 269,096 2 69,096 8.1% (4) • 13 new loans in-execution for $356 million of committed capital 53 8,357 38,357 7.7% Preferred equity (2) • Asset Sales / Payoffs – Since Q3’20: Net lease real estate 5 775,076 2 33,035 6.9% (3) • Sold / resolved one investment for $82 million of net proceeds in Q1’21 10 6 9,923 69,923 -- CRE debt securities (8) • Sold nine CRE debt security tranches in Q4’20 and one additional 523,686 5 21,828 Cash & net assets tranche in Q1’21 for $29 million of net proceeds Total Core Portfolio – GAAP 63 $ 3,704,210 $ 1,709,289 • Four loan payoffs in Q4’20 and one additional payoff in Q1’21 for $128 million of gross principal repayments $ in thousands, unless otherwise stated; as of December 31, 2020, unless otherwise stated; at CLNC share 9 See footnotes in the appendix 9CORE PORTFOLIO – OVERVIEW (1) (1) Portfolio Summary Investment Type Property Type Based on GAAP gross carrying value as of December 31, 2020 Based on GAAP gross carrying value as of December 31, 2020 Total number of 63 CRE debt Other / (4) investments Preferred equity (3) (5) securities mixed-use Mezzanine 1% 2% 6% loans Hotel 9% 13% Total at-share assets $3.7 billion Net lease Office (2) real estate 38% 24% Industrial $1.7 billion GAAP net book value / 17% per share / $12.98 Senior mortgage loans 64% $1.8 billion Undepreciated net book Multifamily value / per share / $13.70 26% Portfolio Overview Portfolio Activity • Q4’20 Adjusted Distributable Earnings of $23.3 million, or $0.18 per share Net carrying Unlevered Number of Carrying (6) (7) (At CLNC share) investments value value all-in yield • New Originations – Since Q3’20: Senior mortgage loans 34 $ 2,028,072 $ 577,051 5.5% • Closed five new loans for $169 million of committed capital in Q4’20 and four new loans for $165 million of committed capital in Q1’21 Mezzanine loans 9 269,096 2 69,096 8.1% (4) • 13 new loans in-execution for $356 million of committed capital 53 8,357 38,357 7.7% Preferred equity (2) • Asset Sales / Payoffs – Since Q3’20: Net lease real estate 5 775,076 2 33,035 6.9% (3) • Sold / resolved one investment for $82 million of net proceeds in Q1’21 10 6 9,923 69,923 -- CRE debt securities (8) • Sold nine CRE debt security tranches in Q4’20 and one additional 523,686 5 21,828 Cash & net assets tranche in Q1’21 for $29 million of net proceeds Total Core Portfolio – GAAP 63 $ 3,704,210 $ 1,709,289 • Four loan payoffs in Q4’20 and one additional payoff in Q1’21 for $128 million of gross principal repayments $ in thousands, unless otherwise stated; as of December 31, 2020, unless otherwise stated; at CLNC share 9 See footnotes in the appendix 9

CORE PORTFOLIO – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW Overview West Northeast 59% Total number of investments 48 23% Midwest 1% Southwest 13% Total loans & preferred equity $2.3 billion Southeast Europe 2% 2% Average investment size $49 million (4) Investment Type Preferred equity % Senior loans floating rate (5) 99% Mezzanine & other loans (All floating rate senior loans have LIBOR floors in-place) loans 2% 11% (1) W.A. remaining term 1.1 years Senior mortgage (2) loans W.A. extended remaining term 3.4 years 87% (4) Property Type (3) W.A. unlevered all-in yield Industrial 5.8% Other / 6% (6) mixed-use Office 8% 34% W.A. loan-to-value (senior loans only) 67% Hotel 18% W.A. risk ranking 3.7 Multifamily 34% As of December 31, 2020; at CLNC share 10 See footnotes in the appendix 10CORE PORTFOLIO – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW Overview West Northeast 59% Total number of investments 48 23% Midwest 1% Southwest 13% Total loans & preferred equity $2.3 billion Southeast Europe 2% 2% Average investment size $49 million (4) Investment Type Preferred equity % Senior loans floating rate (5) 99% Mezzanine & other loans (All floating rate senior loans have LIBOR floors in-place) loans 2% 11% (1) W.A. remaining term 1.1 years Senior mortgage (2) loans W.A. extended remaining term 3.4 years 87% (4) Property Type (3) W.A. unlevered all-in yield Industrial 5.8% Other / 6% (6) mixed-use Office 8% 34% W.A. loan-to-value (senior loans only) 67% Hotel 18% W.A. risk ranking 3.7 Multifamily 34% As of December 31, 2020; at CLNC share 10 See footnotes in the appendix 10

CORE PORTFOLIO – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (CONT’D) Net carrying W.A. unlevered W.A. extended Number of Carrying (1) (2) (4) investments value value all-in yield term (years) (At CLNC share) Floating rate Senior mortgage loans 33 $ 2,001,149 $ 5 50,127 5.6% 3.4 Mezzanine loans 1 11,182 11,182 11.5% 1.7 * Preferred equity 1 3,118 3,118 5.3% 0.0 Total / W.A. floating rate 35 2,015,449 564,427 5.6% 3.4 Fixed rate Senior mortgage loans 1 26,923 26,923 0.0% 3.0 Mezzanine loans 8 257,914 2 57,914 7.9% 3.3 Preferred equity 4 35,239 35,239 7.9% 4.5 Total / W.A. fixed rate 13 320,076 320,076 7.3% 3.4 Total / W.A. 48 $ 2,335,525 $ 884,504 5.8% 3.4 * Subsequent to Q4’20, the Company extended the maturity date on one preferred equity position to April 2021 $ in thousands; as of December 31, 2020; at CLNC share 11 See footnotes in the appendix 11CORE PORTFOLIO – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (CONT’D) Net carrying W.A. unlevered W.A. extended Number of Carrying (1) (2) (4) investments value value all-in yield term (years) (At CLNC share) Floating rate Senior mortgage loans 33 $ 2,001,149 $ 5 50,127 5.6% 3.4 Mezzanine loans 1 11,182 11,182 11.5% 1.7 * Preferred equity 1 3,118 3,118 5.3% 0.0 Total / W.A. floating rate 35 2,015,449 564,427 5.6% 3.4 Fixed rate Senior mortgage loans 1 26,923 26,923 0.0% 3.0 Mezzanine loans 8 257,914 2 57,914 7.9% 3.3 Preferred equity 4 35,239 35,239 7.9% 4.5 Total / W.A. fixed rate 13 320,076 320,076 7.3% 3.4 Total / W.A. 48 $ 2,335,525 $ 884,504 5.8% 3.4 * Subsequent to Q4’20, the Company extended the maturity date on one preferred equity position to April 2021 $ in thousands; as of December 31, 2020; at CLNC share 11 See footnotes in the appendix 11

# CORE PORTFOLIO – NET LEASE REAL ESTATE

| (At CLNC share) | Number of investments | Number of properties | Rentable square feet ("RSF") | Carrying value | Net carrying value[1] | Q4'20 NOI[2] | Annualized Q4'20 NOI[3] | W.A. % leased at end of period[4] | W.A. remaining lease term (years)[5] |
|---|---|---|---|---|---|---|---|---|---|
| Office | 3 | 3 | 1,812 RSF | $ 392,851 | $ 150,846 | $ 6,174 | $ 24,696 | 100% | 8.5 |
| Industrial | 2 | 24 | 7,419 RSF | 382,225 | 82,189 | 7,271 | 29,084 | 97% | 6.7 |
| Total / W.A. | 5 | 27 | 9,232 RSF | $ 775,076 | $ 233,035 | $ 13,445 | $ 53,780 | 98% | 7.6 |
| Accumulated depreciation and amortization | | | | 94,078 | 94,078 | | | | |
| Total / W.A. – Undepreciated | | | | $ 869,154 | $ 327,113 | | | | |

* Subsequent to Q4'20, the Company sold one net lease industrial investment for $82 million of net proceeds. Financial results in the above table include approximately $312 million and $62 million of carrying value and net carrying value, respectively. Q4'20 NOI and Annualized Q4'20 NOI also includes approximately $6.1 million and $24.3 million, respectively, related to the sale. In addition, Q4'20 NOI and Annualized Q4'20 NOI in the above table excludes approximately $0.5 million and $2.2 million, respectively, due to an accounting true-up adjustment related to a Q3'20 sale



West 15%
Midwest 22%
Southeast 23%
Europe 40%

* 100% is related to industrial net lease properties

## Property type[6]



Office 51%
Industrial 49%

## W.A. remaining lease term[5][6]



2.1 - 3.0 yrs 6%
+5.0 yrs 54%
4.1 - 5.0 yrs 40%*

ColonyCredit REAL ESTATE

$ and rentable square feet in thousands; as of December 31, 2020, unless otherwise stated; at CLNC share
See footnotes in the appendix

12

# CORE PORTFOLIO – CRE DEBT SECURITIES

## Overview

| | |
|---|---|
| 10 | Total number of investments[1] |
| $196 million | Principal value |
| $70 million | Carrying value |
| $70 million | Net carrying value[2] |
| 5.0 years | W.A. remaining term[3] |

## Portfolio Activity

- Sold nine CRE debt security tranches in Q4'20 and one additional tranche in Q1'21 for **$29 million of net proceeds**
- Fully repaid all outstanding CMBS credit facility financing in Q4'20

## Ratings Category[4]



BBB-
7%
BB | B
8%
"B-Piece" Investments
85%

## Vintage[4]



60%
45%
30%
15%
0%
% of Portfolio
Investment grade
Non-investment grade
"B-Piece" investments
29%
0%
0%
15%
56%
2013
2014
2015
2016
2017
Vintage Year

** "B-Piece" investments consist of eight tranches across two separate transactions, totaling $177 million of principal value and $60 million of carrying value as of December 31, 2020*

ColonyCredit REAL ESTATE
As of December 31, 2020, unless otherwise stated; at CLNC share
See footnotes in the appendix
13

# CORE PORTFOLIO – INVESTMENT DETAIL

## Core Portfolio – loans & preferred equity portfolio

| (At CLNC share) | Origination date | Collateral type | City, State | Carrying value | Coupon type | Cash coupon | Unlevered all-in yield[1] | Extended maturity date[2] | LTV[3] | Risk ranking |
|---|---|---|---|---|---|---|---|---|---|---|
| **Senior loans** | | | | | | | | | | |
| Loan 1 | Jun-19 | Multifamily | Milpitas, CA | $ 179 | Floating | L+ 3.1% | 5.5% | Jul-24 | 72% | 3 |
| Loan 2 | Jan-18 | Hotel | San Jose, CA | 161 | Floating | L+ 4.3% | 5.3% | Jan-23 | 62% | 4 |
| Loan 3 | Jun-18 | Hotel | Berkeley, CA | 116 | Floating | L+ 3.2% | 5.2% | Jul-25 | 66% | 4 |
| Loan 4 | Dec-18 | Office | Carlsbad, CA | 116 | Floating | L+ 3.7% | 6.0% | Dec-23 | 73% | 3 |
| Loan 5 | Sep-19 | Industrial | New York, NY | 115 | Floating | L+ 3.1% | 5.8% | Sep-24 | 76% | 4 |
| Loan 6 * | Jun-19 | Multifamily | Santa Clara, CA | 104 | Floating | L+ 4.4% | 7.3% | Jun-24 | 64% | 4 |
| Loan 7 | May-19 | Office | Stamford, CT | 99 | Floating | L+ 3.5% | 5.8% | Jun-25 | 71% | 4 |
| Loan 8 | Apr-19 | Multifamily | Various - U.S. | 92 | Floating | L+ 3.0% | 5.9% | Apr-24 | 65% | 4 |
| Loan 9 | Jun-18 | Office | Burlingame, CA | 73 | Floating | L+ 2.8% | 4.7% | Jul-23 | 61% | 3 |
| Loan 10 | Jun-18 | Hotel | Englewood, CO | 73 | Floating | L+ 3.5% | 5.3% | Jul-23 | 69% | 4 |
| Loan 11 | Aug-18 | Office | San Jose, CA | 71 | Floating | L+ 2.5% | 4.3% | Aug-25 | 66% | 3 |
| Loan 12 | Oct-19 | Other (mixed-use) | Brooklyn, NY | 67 | Floating | L+ 3.4% | 5.9% | Nov-24 | 66% | 4 |
| Loan 13 | Apr-19 | Office | Long Island City, NY | 62 | Floating | L+ 3.3% | 5.8% | Apr-24 | 58% | 4 |
| Loan 14 | May-19 | Office | Long Island City, NY | 61 | Floating | L+ 3.5% | 6.0% | Jun-24 | 59% | 4 |
| Loan 15 | Feb-19 | Office | Baltimore, MD | 56 | Floating | L+ 3.5% | 6.2% | Feb-24 | 74% | 4 |
| Loan 16 | Jul-19 | Office | Washington, D.C. | 56 | Floating | L+ 2.8% | 5.7% | Aug-24 | 68% | 4 |
| Loan 17 | Dec-20 | Multifamily | Salt Lake City, UT | 50 | Floating | L+ 3.2% | 3.9% | Jan-26 | 68% | 3 |
| Loan 18 | Jul-19 | Multifamily | Phoenix, AZ | 44 | Floating | L+ 2.7% | 5.0% | Jul-24 | 76% | 3 |
| Loan 19 | Dec-20 | Multifamily | Austin, TX | 40 | Floating | L+ 3.7% | 5.0% | Jan-26 | 54% | 3 |
| Loan 20 | Feb-19 | Multifamily | Las Vegas, NV | 40 | Floating | L+ 3.2% | 5.9% | Feb-24 | 71% | 4 |
| Loan 21 | Apr-18 | Multifamily | Oxnard, CA | 37 | Floating | L+ 5.2% | 6.5% | Feb-21 | 71% | 4 |
| Loan 22 | Sep-19 | Office | Salt Lake City, UT | 36 | Floating | L+ 2.7% | 5.0% | Oct-24 | 72% | 4 |
| Loan 23 | Dec-20 | Multifamily | Fullerton, CA | 34 | Floating | L+ 3.8% | 4.8% | Jan-26 | 70% | 3 |
| Loan 24 | Jun-17 | Office | Miami, FL | 34 | Floating | L+ 4.9% | 5.6% | Jul-22 | 68% | 3 |
| Loan 25 | Mar-19 | Office | San Jose, CA | 30 | Floating | L+ 3.0% | 5.9% | Apr-24 | 64% | 3 |
| Loan 26 * | Oct-18 | Other (mixed-use) | Dublin, Ireland | 27 | n/a | n/a | n/a | Dec-23 | 94% | 5 |
| Loan 27 | Jan-19 | Multifamily | Tempe, AZ | 27 | Floating | L+ 2.9% | 5.2% | Feb-24 | 79% | 3 |
| Loan 28 | Sep-19 | Office | San Francisco, CA | 23 | Floating | L+ 3.2% | 5.9% | Oct-24 | 72% | 3 |
| Loan 29 | Aug-19 | Office | San Francisco, CA | 21 | Floating | L+ 2.8% | 5.6% | Sep-24 | 73% | 3 |
| Loan 30 | Feb-19 | Office | Charlotte, NC | 20 | Floating | L+ 3.4% | 6.0% | Mar-24 | 56% | 3 |
| Loan 31 | Jul-20 | Hotel | Bloomington, MN | 19 | Floating | L+ 3.0% | 4.8% | Nov-21 | 64% | 3 |
| Loan 32 | Oct-20 | Office | Denver, CO | 18 | Floating | L+ 3.6% | 4.7% | Nov-25 | 64% | 3 |
| Loan 33 | Feb-19 | Multifamily | Las Vegas, NV | 14 | Floating | L+ 3.2% | 5.9% | Feb-24 | 71% | 4 |
| Loan 34 | Nov-20 | Multifamily | Tucson, AZ | 13 | Floating | L+ 3.6% | 4.5% | Dec-25 | 75% | 3 |
| **Total / W.A. senior loans** | | | | **$ 2,028** | | | **5.5%** | **May-24** | **67%** | **3.6** |

* *Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects*

ColonyCredit REAL ESTATE

$ in millions; as of December 31, 2020; at CLNC share
See footnotes in the appendix

14

# CORE PORTFOLIO – INVESTMENT DETAIL (CONT'D)

## Core Portfolio – loans & preferred equity portfolio (cont'd)

| *(At CLNC share)* | Origination date | Collateral type | City, State | Carrying value | Coupon type | Cash coupon | Unlevered all-in yield[1] | Extended maturity date[2] | LTV[3] | Risk ranking |
|---|---|---|---|---|---|---|---|---|---|---|
| **Mezzanine loans** | | | | | | | | | | |
| Loan 35 * | Sep-20 | Other (mixed-use) | Los Angeles, CA | $ 98 | n/a | n/a | n/a | Jul-23 | 62% - 88% | 5 |
| Loan 36 * | Dec-18 | Multifamily | Santa Clarita, CA | 55 | Fixed | 7.0% | 13.8% | Dec-24 | 56% - 84% | 4 |
| Loan 37 * | Dec-19 | Multifamily | Milpitas, CA | 34 | Fixed | 8.0% | 13.3% | Dec-24 | 49% - 71% | 4 |
| Loan 38 | Sep-19 | Hotel | Berkeley, CA | 28 | Fixed | 9.0% | 11.5% | Jul-25 | 66% - 81% | 4 |
| Loan 39 * | Jul-19 | Multifamily | Placentia, CA | 28 | Fixed | 8.0% | 13.3% | Jul-24 | 51% - 84% | 4 |
| Loan 40 | Jan-17 | Hotel | New York, NY | 11 | Floating | L+ 11.0% | 11.5% | Sep-22 | 63% - 76% | 4 |
| Loan 41 * | Jul-18 | Office | Dublin, Ireland | 9 | Fixed | 0.0% | 12.5% | Dec-21 | 45% - 68% | 3 |
| Loan 42 | Jul-14 | Multifamily | Various - TX | 4 | Fixed | 9.5% | 9.5% | Aug-24 | 71% - 83% | 4 |
| Loan 43 * | Mar-13 | Other (mixed-use) | San Rafael, CA | 2 | n/a | n/a | n/a | Mar-21 | 32% - 86% | 5 |
| **Total / W.A. mezzanine loans** | | | | **$ 269** | | | **8.1%** | **Mar-24** | **57% - 81%** | **4.3** |
| | | | | | | | | | | |
| **Preferred equity** | | | | | | | | | | |
| Loan 44 | Aug-18 | Office | Las Vegas, NV | $ 18 | Fixed | 8.0% | 15.3% | Sep-23 | n/a | 4 |
| Loan 45 ** | Sep-16 | Industrial | Various - U.S. | 16 | n/a | n/a | n/a | Sep-27 | n/a | 4 |
| Loan 46 | Aug-20 | Hotel | San Jose, CA | 3 | Floating | L+ 4.3% | 5.3% | Jan-21 | n/a | 4 |
| Loan 47 *,** | Jul-18 | Office | Dublin, Ireland | 1 | n/a | n/a | n/a | Dec-21 | n/a | 3 |
| Loan 48 ** | Oct-14 | Hotel | Austin, TX | 0 | n/a | n/a | n/a | n/a | n/a | n/a |
| **Total / W.A. preferred equity** | | | | **$ 38** | | | **7.7%** | **Feb-25** | **n/a** | **4.0** |
| | | | | | | | | | | |
| **Total / W.A. loans & preferred equity portfolio** | | | | **$ 2,336** | | | **5.8%** | **May-24** | **n/a** | **3.7** |

* *Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects*

** *Represents an equity participation interest*

## Core Portfolio – net lease real estate

| *(At CLNC share)* | Origination date | Collateral type | City, State | Carrying value | Annualized Q4'20 NOI[4] | # of properties | # of buildings | Rentable square feet ("RSF") | W.A. % leased[5] | W.A. lease term (yrs)[6] |
|---|---|---|---|---|---|---|---|---|---|---|
| **Net lease real estate** | | | | | | | | | | |
| Net lease 1 | Jul-18 | Office | Stavenger, Norway | $ 314 | $ 18 | 1 | 26 | 1,291 RSF | 100% | 9.7 |
| Net lease 2 | Jun-15 | Industrial | Various - U.S. | 312 | 24 | 22 | 22 | 6,697 RSF | 96% | 4.2 |
| Net lease 3 | Aug-18 | Industrial | Various - U.S. | 70 | 5 | 2 | 2 | 722 RSF | 100% | 17.9 |
| Net lease 4 | Jul-06 | Office | Aurora, CO | 45 | 4 | 1 | 1 | 184 RSF | 100% | 2.2 |
| Net lease 5 | Jun-06 | Office | Indianapolis, IN | 33 | 3 | 1 | 1 | 338 RSF | 100% | 5.3 |
| **Total / W.A. net lease real estate** | | | | **$ 775** | **$ 54** | **27** | **52** | **9,232 RSF** | **98%** | **7.6** |

ColonyCredit REAL ESTATE

$ and rentable square feet in thousands; as of December 31, 2020; at CLNC share

See footnotes in the appendix

15

CORE PORTFOLIO – INVESTMENT DETAIL (CONT’D) Core Portfolio – CRE debt securities Principal Carrying W.A. remaining (1) (At CLNC share) value value term (yrs) CRE debt securities CRE debt securities (10 investments) $ 196 $ 70 5.0 Total / W.A. CRE debt securities $ 196 $ 70 5.0 Core Portfolio – summary Number of Carrying (At CLNC share) investments value Senior loans 34 $ 2,028 Mezzanine loans 9 269 Preferred equity 5 38 Net lease real estate 5 775 CRE debt securities 10 70 Total / W.A. Core Portfolio 63 $ 3,181 $ in millions; as of December 31, 2020; at CLNC share 16 See footnotes in the appendix 16CORE PORTFOLIO – INVESTMENT DETAIL (CONT’D) Core Portfolio – CRE debt securities Principal Carrying W.A. remaining (1) (At CLNC share) value value term (yrs) CRE debt securities CRE debt securities (10 investments) $ 196 $ 70 5.0 Total / W.A. CRE debt securities $ 196 $ 70 5.0 Core Portfolio – summary Number of Carrying (At CLNC share) investments value Senior loans 34 $ 2,028 Mezzanine loans 9 269 Preferred equity 5 38 Net lease real estate 5 775 CRE debt securities 10 70 Total / W.A. Core Portfolio 63 $ 3,181 $ in millions; as of December 31, 2020; at CLNC share 16 See footnotes in the appendix 16

LEGACY, NON-STRATEGIC PORTFOLIO 17LEGACY, NON-STRATEGIC PORTFOLIO 17

# LEGACY, NON-STRATEGIC – PORTFOLIO OVERVIEW

## Portfolio Summary

| | |
|---|---|
| 14 | Total number of investments |
| $0.4 billion | Total at-share assets |
| $(0.0) billion / $(0.02) | GAAP net book value / per share |
| $0.1 billion / $0.44 | Undepreciated net book value / per share |

## Investment Type(1)

*Based on GAAP gross carrying value as of December 31, 2020*



PE interests 3%
Preferred equity(3) <1%
Mezzanine loans 4%
Net lease real estate(2) 16%
Other real estate(2) 77%

## Property Type(1)

*Based on GAAP gross carrying value as of December 31, 2020*



Other(4) 5%
Hotel 10%
Retail 12%
Office 73%

## Portfolio Overview

| (At CLNC share) | Number of assets | Number of investments | Carrying value | Net carrying value(5) |
|---|---|---|---|---|
| Mezzanine loans | 1 | 1 | 11,465 | 11,465 |
| Preferred equity(3) | – | 1 | 138 | 138 |
| Net lease real estate(2) | 5 | 5 | 41,705 | (12,648) |
| Other real estate(2) | 3 | 3 | 198,403 | 8,162 |
| PE interests | 1 | 4 | 6,883 | 6,883 |
| Cash & net assets / (liabilities)(6) | | | 105,568 | (17,836) |
| Total LNS Portfolio – GAAP | 10 | 14 | $ 364,162 | $ (3,836) |

## Portfolio Activity

- Q4'20 Adjusted LNS Distributable Earnings of $2.7 million, or $0.02 per share
- LNS Portfolio **reduced to <1%** of total GAAP net book value
- Since Q3'20, sold 22 LNS assets totaling **$83 million** of net proceeds
- Since the portfolio bifurcation plan was announced in November 2019:
  - **Monetized $331 million** of LNS net carrying value

ColonyCredit REAL ESTATE
$ in thousands, unless otherwise stated; as of December 31, 2020, unless otherwise stated; at CLNC share
See footnotes in the appendix
18

CAPITALIZATION 19CAPITALIZATION 19

CAPITALIZATION HIGHLIGHTS Since the first quarter, reduced recourse debt exposure by approximately $584 million to $134 million and reduced net debt-to-equity ratio from 1.4x to 1.0x Overview Capital Structure Total capitalization $3.9 billion (excluding cash) Other debt (non-recourse) Master repurchase 2% facilities (limited Total outstanding debt $2.2 billion recourse) Stockholders' equity 14% 43% Corporate revolving credit $101 million facility availability As of February 22, 2021 Master repurchase facilities $1.4 billion availability ($2.1 billion maximum facilities availability) As of February 22, 2021 1.0x (1) Net debt-to-equity ratio Mortgage debt (0.1x recourse (non-recourse) debt-to-equity ratio) 20% Securitization bonds Blended all-in cost of (2) payable (non-recourse) 2.89% financing 21% As of December 31, 2020, unless otherwise stated; at CLNC share 20 See footnotes in the appendix 20CAPITALIZATION HIGHLIGHTS Since the first quarter, reduced recourse debt exposure by approximately $584 million to $134 million and reduced net debt-to-equity ratio from 1.4x to 1.0x Overview Capital Structure Total capitalization $3.9 billion (excluding cash) Other debt (non-recourse) Master repurchase 2% facilities (limited Total outstanding debt $2.2 billion recourse) Stockholders' equity 14% 43% Corporate revolving credit $101 million facility availability As of February 22, 2021 Master repurchase facilities $1.4 billion availability ($2.1 billion maximum facilities availability) As of February 22, 2021 1.0x (1) Net debt-to-equity ratio Mortgage debt (0.1x recourse (non-recourse) debt-to-equity ratio) 20% Securitization bonds Blended all-in cost of (2) payable (non-recourse) 2.89% financing 21% As of December 31, 2020, unless otherwise stated; at CLNC share 20 See footnotes in the appendix 20

# CAPITALIZATION OVERVIEW

| (At CLNC share) | Recourse vs. Non-recourse[1] | W.A. extended maturity[2] | W.A. contractual interest rate[2] | W.A. all-in COF[2][3] | Outstanding debt (UPB) |
|---|---|---|---|---|---|
| **Corporate debt** | | | | | |
| Corporate revolving credit facility | Recourse | Feb-23 | L + 2.25% | 2.39% | $ - |
| **Investment-level debt** | | | | | |
| Securitization bonds payable | Non-recourse | Aug-35 | L + 1.59% | 1.74% | 840,423 |
| Master repurchase facilities | Limited recourse | Apr-22 | L + 2.10% | 2.70% | 535,221 |
| Mortgage debt – net lease (fixed) | Non-recourse | May-26 | 4.21% | 4.21% | 542,041 |
| Other debt[4] | Non-recourse | Jun-24 | L + 3.00% | 3.14% | 75,377 |
| **Total core portfolio investment-level debt** | | **Feb-29** | | **2.72%** | **1,993,063** |
| Mortgage debt – other real estate (fixed) | Non-recourse | Nov-24 | 4.40% | 4.40% | 167,453 |
| Mortgage debt – other real estate (floating) | Non-recourse | Apr-24 | L + 2.95% | 3.09% | 22,788 |
| Mortgage debt – net lease (fixed) | Non-recourse | Nov-25 | 4.33% | 4.33% | 52,989 |
| Mortgage debt – net lease (floating) | Non-recourse | Jul-23 | L + 2.15% | 2.29% | 1,364 |
| **Total legacy, non-strategic portfolio investment-level debt** | | **Jan-25** | | **4.25%** | **244,594** |
| **Total / W.A. debt (CLNC share)** | | **Aug-28** | | **2.89%** | **$ 2,237,657** |

| | Book value |
|---|---|
| Stockholders' equity | $ 1,665,673 |
| Noncontrolling interests in the Operating Partnership | 39,780 |
| **Total book value of common equity (CLNC share)** | **1,705,453** |
| **Total capitalization** | **$ 3,943,110** |

** Subsequent to Q4'20, the Company sold one net lease industrial investment totaling approximately $250 million of outstanding mortgage debt as of December 31, 2020*

ColonyCredit REAL ESTATE

$ in thousands; as of December 31, 2020; at CLNC share
See footnotes in the appendix

21

# BENEFITING FROM LOW RATES

**CLNC net interest income is well-protected and benefits from current low rates due to in-place LIBOR floors**

- ☑ 99% of the total senior mortgage loan portfolio are floating rate (indexed to one-month USD LIBOR)
- ☑ 100% of the Core Portfolio floating rate senior mortgage loans have active in-place LIBOR floors (weighted average LIBOR floor of approximately 185 bps)
- ☑ 5% of outstanding at-share indebtedness is subject to a LIBOR floor

**Net Interest Income Sensitivity to LIBOR**



$3.0
$0.0
($3.0)
($6.0)
($9.0)
($12.0)
$ in Millions
$1.9
$0.01 per share
LIBOR as of 12/31/20
($0.01 per share)
($1.4)
($0.04 per share)
($4.7)
($0.06 per share)
($7.9)
($0.08 per share)
($10.8)
0.00%
0.14%
0.25%
0.50%
0.75%
1.00%
LIBOR

ColonyCredit REAL ESTATE

$ in millions, except per share data; as of December 31, 2020; at CLNC share

22

APPENDIX 23APPENDIX 23

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Distributable Earnings/Legacy, Non-Strategic Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. Our Distributable Earnings are generated by the Core Portfolio and Legacy, Non-Strategic Distributable Earnings are generated by the Legacy, Non-Strategic Portfolio. We believe that Distributable Earnings/Legacy, Non-Strategic Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we arerequiredtodistributesubstantially allofour taxableincomeandwebelievethatdividends areoneof theprincipal reasonsinvestors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we pay our Manager, see Note 10, “Related Party Arrangements” to our consolidated financial statements included in Form 10-K to be filed with the U.S. Securities and Exchange Commission (“SEC”). We define Distributable Earnings/Legacy, Non-Strategic Distributable Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or “PD/LGD”) model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non- cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings/Legacy, Non-Strategic Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. Distributable Earnings/Legacy, Non-Strategic Distributable Earnings include provision for loan losses when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset. Distributable Earnings/Legacy, Non-Strategic Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings/Legacy, Non-Strategic Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. The Company calculates Distributable Earnings/Legacy, Non-Strategic Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurredbythe parent entity andarenotdirectlylinkedtothe operatingperformance of the Company’s properties, NOI provides a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness. NOI should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. 24 24IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Distributable Earnings/Legacy, Non-Strategic Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. Our Distributable Earnings are generated by the Core Portfolio and Legacy, Non-Strategic Distributable Earnings are generated by the Legacy, Non-Strategic Portfolio. We believe that Distributable Earnings/Legacy, Non-Strategic Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we arerequiredtodistributesubstantially allofour taxableincomeandwebelievethatdividends areoneof theprincipal reasonsinvestors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we pay our Manager, see Note 10, “Related Party Arrangements” to our consolidated financial statements included in Form 10-K to be filed with the U.S. Securities and Exchange Commission (“SEC”). We define Distributable Earnings/Legacy, Non-Strategic Distributable Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or “PD/LGD”) model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non- cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings/Legacy, Non-Strategic Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. Distributable Earnings/Legacy, Non-Strategic Distributable Earnings include provision for loan losses when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset. Distributable Earnings/Legacy, Non-Strategic Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings/Legacy, Non-Strategic Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. The Company calculates Distributable Earnings/Legacy, Non-Strategic Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurredbythe parent entity andarenotdirectlylinkedtothe operatingperformance of the Company’s properties, NOI provides a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness. NOI should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. 24 24

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments within the Core Portfolio. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors,including,without limitation,underlyingrealestate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company’s loans and preferred equity investments are rated “1” through “5,” from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a “3” and will move accordingly going forward. 25 25IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments within the Core Portfolio. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors,including,without limitation,underlyingrealestate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company’s loans and preferred equity investments are rated “1” through “5,” from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a “3” and will move accordingly going forward. 25 25

# NOTES REGARDING REPORTABLE SEGMENTS

Colony Credit Real Estate, Inc. ("CLNC", "Colony Credit Real Estate", the "Company" or "We") currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Each segment also includes corporate-level asset management and other fees including expenses related to secured revolving credit facility, related party and general and administrative expenses related to its respective portfolio.

<u>Core Portfolio</u>

***Loans & Preferred Equity Portfolio (or "Loan Portfolio")***

As of December 31, 2020, the Company's Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests ("preferred equity") as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of Colony Capital which were deconsolidated as a result of the merger and subsequently treated as equity method investments.

- Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
- Mezzanine loans include other subordinated loans
- Preferred equity interests include related equity participation interests

***Net Leased Real Estate ("Net Lease")***

As of December 31, 2020, the Company's Net Lease investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes.

***CRE Debt Securities***

As of December 31, 2020, the Company's Commercial Real Estate ("CRE") Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including "B-pieces" of CMBS securitization pools or "B-Piece" investments).

<u>Legacy, Non-Strategic Portfolio ("LNS Portfolio" or "LNS")</u>

***Legacy, Non-Strategic Investments***

As of December 31, 2020, the Company's Legacy, Non-Strategic Portfolio included direct investments in operating real estate such as multi-tenant office. It also included two portfolios of real estate private equity interests ("Private Equity Interests" or "PE Interests") and certain retail and other legacy loans originated prior to the combination that created the Company. Commencing with reporting in the first quarter of 2021, the Company will no longer report this segment and the remaining Legacy, Non-Strategic assets will be reported within the Core Portfolio segments.

26

APPENDIX – CONSOLIDATED BALANCE SHEET December 31, 2020 December 31, 2019 Assets Cash and cash equivalents $ 474,817 $ 69,619 Restricted cash 65,213 126,065 Loans and preferred equity held for investment 2,220,688 2,848,956 Allowance for loan losses (37,191) (272,624) Loans and preferred equity held for investment, net 2,183,497 2,576,332 Real estate securities, available for sale, at fair value 10,389 252,824 Real estate, net 839,257 1,484,796 Investments in unconsolidated ventures ($6,883 and $10,283 at fair value, respectively) 373,364 595,305 Receivables, net 37,375 46,456 Deferred leasing costs and intangible assets, net 75,700 112,762 Assets held for sale 323,356 189,470 Other assets 60,900 87,707 Mortgage loans held in securitization trusts, at fair value 1,768,069 1,872,970 Total assets $ 6,211,937 $ 7,414,306 Liabilities Securitization bonds payable, net $ 835,153 $ 833,153 Mortgage and other notes payable, net 1,022,757 1,256,112 Credit facilities 535,224 1,099,233 Due to related party 10,060 11,016 Accrued and other liabilities 96,578 140,424 Intangible liabilities, net 7,657 22,149 Liabilities related to assets held for sale 323 294 Escrow deposits payable 36,973 74,497 Dividends payable - 13,164 Mortgage obligations issued by securitization trusts, at fair value 1,708,534 1,762,914 Total liabilities 4,253,259 5,212,956 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of - - December 31, 2020 and December 31, 2019, respectively Common stock, $0.01 par value per share Class A, 950,000,000 shares authorized, 128,564,930 and 128,538,703 shares issued and 1,286 1,285 outstanding as of December 31, 2020 and December 31, 2019, respectively Additional paid-in capital 2,844,023 2,909,181 Accumulated deficit (1,234,224) (819,738) Accumulated other comprehensive income 54,588 28,294 Total stockholders’ equity 1,665,673 2,119,022 Noncontrolling interests in investment entities 253,225 31,631 Noncontrolling interests in the Operating Partnership 39,780 50,697 Total equity 1,958,678 2,201,350 Total liabilities and equity $ 6,211,937 $ 7,414,306 In thousands, except share and per share data; as of December 31, 2020, unless otherwise stated 27 27APPENDIX – CONSOLIDATED BALANCE SHEET December 31, 2020 December 31, 2019 Assets Cash and cash equivalents $ 474,817 $ 69,619 Restricted cash 65,213 126,065 Loans and preferred equity held for investment 2,220,688 2,848,956 Allowance for loan losses (37,191) (272,624) Loans and preferred equity held for investment, net 2,183,497 2,576,332 Real estate securities, available for sale, at fair value 10,389 252,824 Real estate, net 839,257 1,484,796 Investments in unconsolidated ventures ($6,883 and $10,283 at fair value, respectively) 373,364 595,305 Receivables, net 37,375 46,456 Deferred leasing costs and intangible assets, net 75,700 112,762 Assets held for sale 323,356 189,470 Other assets 60,900 87,707 Mortgage loans held in securitization trusts, at fair value 1,768,069 1,872,970 Total assets $ 6,211,937 $ 7,414,306 Liabilities Securitization bonds payable, net $ 835,153 $ 833,153 Mortgage and other notes payable, net 1,022,757 1,256,112 Credit facilities 535,224 1,099,233 Due to related party 10,060 11,016 Accrued and other liabilities 96,578 140,424 Intangible liabilities, net 7,657 22,149 Liabilities related to assets held for sale 323 294 Escrow deposits payable 36,973 74,497 Dividends payable - 13,164 Mortgage obligations issued by securitization trusts, at fair value 1,708,534 1,762,914 Total liabilities 4,253,259 5,212,956 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of - - December 31, 2020 and December 31, 2019, respectively Common stock, $0.01 par value per share Class A, 950,000,000 shares authorized, 128,564,930 and 128,538,703 shares issued and 1,286 1,285 outstanding as of December 31, 2020 and December 31, 2019, respectively Additional paid-in capital 2,844,023 2,909,181 Accumulated deficit (1,234,224) (819,738) Accumulated other comprehensive income 54,588 28,294 Total stockholders’ equity 1,665,673 2,119,022 Noncontrolling interests in investment entities 253,225 31,631 Noncontrolling interests in the Operating Partnership 39,780 50,697 Total equity 1,958,678 2,201,350 Total liabilities and equity $ 6,211,937 $ 7,414,306 In thousands, except share and per share data; as of December 31, 2020, unless otherwise stated 27 27

APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Net interest income Interest income $ 34,848 $ 47,696 $ 156,851 $ 175,169 Interest expense (12,128) (24,225) (63,043) (87,730) Interest income on mortgage loans held in securitization trusts 30,905 20,485 92,461 120,203 Interest expense on mortgage obligations issued by securitization trusts (29,325) (18,274) (83,952) (109,964) Net interest income 24,300 25,682 102,317 97,678 Property and other income Property operating income 37,124 62,562 175,037 253,955 Other income 757 90 2 1,836 2,333 Total property and other income 37,881 63,464 176,873 256,288 Expenses Management fee expense 7,504 8, 320 29,739 42,390 Property operating expense 10,868 26,725 64,987 112,801 Transaction, investment and servicing expense 2,307 4, 178 9,975 7,191 Interest expense on real estate 11,759 13,629 48,860 55 ,415 Depreciation and amortization 13,000 20,367 59,766 103,220 Provision for loan losses (1,724) - 78,561 220,572 Impairment of operating real estate 9,302 (97) 42 ,814 282,749 Administrative expense (including $1,100, $3,344, $4,367 and $10,810 of equity-based compensation 6,983 9, 541 26 ,551 31,936 expense, respectively) Total expenses 59,999 82,663 361,253 856,274 Other income (loss) Unrealized gain (loss) on mortgage loans and obligations held in securitization trusts, net (8,932) (512) (50,521) 4,090 Realized gain on mortgage loans and obligations held in securitization trusts, net - - - 2,772 Other gain (loss), net 11,390 12,857 (118,725) (972) Income (loss) before equity in earnings of unconsolidated ventures and income taxes 4,640 18,828 (251,309) (496,418) Equity in earnings (loss) of unconsolidated ventures (65,284) 18,980 (135,173) 36,942 Income tax benefit (expense) (646) (2 ,628) 10,898 (3 ,172) Net income (loss) (61,290) 35,180 (375,584) (462,648) Net (income) loss attributable to noncontrolling interests: Investment entities 7,563 (415) 1 3,924 38 ,208 Operating Partnership 1,252 (813) 8,361 9,928 Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ (52,475) $ 33,952 $ (353,299) $ (414,512) Net income (loss) per common share – basic and diluted $ (0.41) $ 0.26 $ (2.75) $ (3.25) Weighted average shares of common stock outstanding – basic and diluted 128,581 128,539 128,548 128,391 In thousands, except per share data; as of December 31, 2020, unless otherwise stated 28 28APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Net interest income Interest income $ 34,848 $ 47,696 $ 156,851 $ 175,169 Interest expense (12,128) (24,225) (63,043) (87,730) Interest income on mortgage loans held in securitization trusts 30,905 20,485 92,461 120,203 Interest expense on mortgage obligations issued by securitization trusts (29,325) (18,274) (83,952) (109,964) Net interest income 24,300 25,682 102,317 97,678 Property and other income Property operating income 37,124 62,562 175,037 253,955 Other income 757 90 2 1,836 2,333 Total property and other income 37,881 63,464 176,873 256,288 Expenses Management fee expense 7,504 8, 320 29,739 42,390 Property operating expense 10,868 26,725 64,987 112,801 Transaction, investment and servicing expense 2,307 4, 178 9,975 7,191 Interest expense on real estate 11,759 13,629 48,860 55 ,415 Depreciation and amortization 13,000 20,367 59,766 103,220 Provision for loan losses (1,724) - 78,561 220,572 Impairment of operating real estate 9,302 (97) 42 ,814 282,749 Administrative expense (including $1,100, $3,344, $4,367 and $10,810 of equity-based compensation 6,983 9, 541 26 ,551 31,936 expense, respectively) Total expenses 59,999 82,663 361,253 856,274 Other income (loss) Unrealized gain (loss) on mortgage loans and obligations held in securitization trusts, net (8,932) (512) (50,521) 4,090 Realized gain on mortgage loans and obligations held in securitization trusts, net - - - 2,772 Other gain (loss), net 11,390 12,857 (118,725) (972) Income (loss) before equity in earnings of unconsolidated ventures and income taxes 4,640 18,828 (251,309) (496,418) Equity in earnings (loss) of unconsolidated ventures (65,284) 18,980 (135,173) 36,942 Income tax benefit (expense) (646) (2 ,628) 10,898 (3 ,172) Net income (loss) (61,290) 35,180 (375,584) (462,648) Net (income) loss attributable to noncontrolling interests: Investment entities 7,563 (415) 1 3,924 38 ,208 Operating Partnership 1,252 (813) 8,361 9,928 Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ (52,475) $ 33,952 $ (353,299) $ (414,512) Net income (loss) per common share – basic and diluted $ (0.41) $ 0.26 $ (2.75) $ (3.25) Weighted average shares of common stock outstanding – basic and diluted 128,581 128,539 128,548 128,391 In thousands, except per share data; as of December 31, 2020, unless otherwise stated 28 28

APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT Three Months Ended December 31, 2020 Core Portfolio Legacy, Non- Loans and CRE debt Net lease real Total Core Strategic preferred equity securities estate Corporate Portfolio Portfolio Total Net interest income Interest income $ 34,794 $ 56 $ (2) $ - $ 34,848 $ - $ 34,848 Interest expense (10,993) (77) - (823) (11,893) (235) (12,128) Interest income on mortgage loans held in securitization trusts - 32,878 - (1,973) 30,905 - 30,905 Interest expense on mortgage obligations issued by securitization trusts - (31,298) - 1,973 (29,325) - (29,325) Net interest income 23,801 1,559 (2) (8 23) 24,535 (235) 24,300 Property and other income Property operating income - - 19,886 - 19,886 17,238 37,124 Other income - - - 189 189 56 8 757 Total property and other income - - 19,886 189 20,075 17,806 37,881 Expenses Management fee expense - - - 6,754 6,754 750 7,504 Property operating expense - - 1,972 - 1,972 8,896 10,868 Transaction, investment and servicing expense 505 - 36 1,129 1,670 637 2,307 Interest expense on real estate - - 7,794 - 7,794 3,965 11,759 Depreciation and amortization - - 9,514 - 9,514 3,486 13,000 Provision for loan losses (1,724) - - - (1,724) - (1 ,724) Impairment of operating real estate - - - - - 9,302 9,302 Administrative expense 65 528 69 5,090 5,752 1,231 6,983 Total expenses (1,154) 528 19,385 12,973 31,732 28,267 59,999 Other income (loss) Unrealized loss on mortgage loans and obligations held in securitization trusts, - (8,932) - - (8,932) - (8 ,932) net Other gain (loss), net - 9,737 (1,004) (7) 8,726 2,664 11,390 Income (loss) before equity in earnings of unconsolidated ventures and income 24,955 1,836 (505) (13,614) 12, 672 (8,032) 4,640 taxes Equity in earnings (loss) of unconsolidated ventures (62,707) - - - (62,707) (2,577) (65,284) Income tax benefit (expense) 60 - (4) - 56 (702) (646) Net income (loss) (37,692) 1,836 (509) (13,614) (49,979) (11,311) (61,290) Net (income) loss attributable to noncontrolling interests: Investment entities 6,273 - (55) - 6,218 1,345 7,563 Operating Partnership - - - 1,019 1,019 233 1,252 Net income (loss) attributable to Colony Credit Real Estate, Inc. common $ (31,419) $ 1,836 $ (564) $ (12,595) $ (42,742) $ (9,733) $ (52,475) stockholders $ in thousands; as of December 31, 2020 29 29APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT Three Months Ended December 31, 2020 Core Portfolio Legacy, Non- Loans and CRE debt Net lease real Total Core Strategic preferred equity securities estate Corporate Portfolio Portfolio Total Net interest income Interest income $ 34,794 $ 56 $ (2) $ - $ 34,848 $ - $ 34,848 Interest expense (10,993) (77) - (823) (11,893) (235) (12,128) Interest income on mortgage loans held in securitization trusts - 32,878 - (1,973) 30,905 - 30,905 Interest expense on mortgage obligations issued by securitization trusts - (31,298) - 1,973 (29,325) - (29,325) Net interest income 23,801 1,559 (2) (8 23) 24,535 (235) 24,300 Property and other income Property operating income - - 19,886 - 19,886 17,238 37,124 Other income - - - 189 189 56 8 757 Total property and other income - - 19,886 189 20,075 17,806 37,881 Expenses Management fee expense - - - 6,754 6,754 750 7,504 Property operating expense - - 1,972 - 1,972 8,896 10,868 Transaction, investment and servicing expense 505 - 36 1,129 1,670 637 2,307 Interest expense on real estate - - 7,794 - 7,794 3,965 11,759 Depreciation and amortization - - 9,514 - 9,514 3,486 13,000 Provision for loan losses (1,724) - - - (1,724) - (1 ,724) Impairment of operating real estate - - - - - 9,302 9,302 Administrative expense 65 528 69 5,090 5,752 1,231 6,983 Total expenses (1,154) 528 19,385 12,973 31,732 28,267 59,999 Other income (loss) Unrealized loss on mortgage loans and obligations held in securitization trusts, - (8,932) - - (8,932) - (8 ,932) net Other gain (loss), net - 9,737 (1,004) (7) 8,726 2,664 11,390 Income (loss) before equity in earnings of unconsolidated ventures and income 24,955 1,836 (505) (13,614) 12, 672 (8,032) 4,640 taxes Equity in earnings (loss) of unconsolidated ventures (62,707) - - - (62,707) (2,577) (65,284) Income tax benefit (expense) 60 - (4) - 56 (702) (646) Net income (loss) (37,692) 1,836 (509) (13,614) (49,979) (11,311) (61,290) Net (income) loss attributable to noncontrolling interests: Investment entities 6,273 - (55) - 6,218 1,345 7,563 Operating Partnership - - - 1,019 1,019 233 1,252 Net income (loss) attributable to Colony Credit Real Estate, Inc. common $ (31,419) $ 1,836 $ (564) $ (12,595) $ (42,742) $ (9,733) $ (52,475) stockholders $ in thousands; as of December 31, 2020 29 29

APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT (CONT’D) Year Ended December 31, 2020 Core Portfolio Legacy, Non- Loans and CRE debt Net lease real Total Core Strategic preferred equity securities estate Corporate Portfolio Portfolio Total Net interest income Interest income $ 151,428 $ 5,158 $ 15 $ (1,563) $ 155,038 $ 1,813 $ 156,851 Interest expense (52,321) (3,180) - (5,345) (60,846) (2,197) (63,043) Interest income on mortgage loans held in securitization trusts - 100,394 - (7,933) 92,461 - 92,461 Interest expense on mortgage obligations issued by securitization trusts - (91,885) - 7,933 (83,952) - (83,952) Net interest income 99,107 10,488 15 (6,908) 102,702 (385) 102,317 Property and other income Property operating income - - 85,717 - 85,717 89,320 175,037 Other income 80 74 45 9 397 1,010 826 1,836 Total property and other income 80 74 86,176 397 86,727 90,146 176,873 Expenses Management fee expense - - - 26,200 26,200 3,539 29,739 Property operating expense - - 11,410 - 11,410 53,577 64,987 Transaction, investment and servicing expense 2,241 39 54 7 3,900 6,727 3,248 9,975 Interest expense on real estate - - 32,407 - 32,407 16,453 48,860 Depreciation and amortization - - 40,910 - 40,910 18,856 59,766 Provision for loan losses 40,919 - - - 40,919 37,642 78,561 Impairment of operating real estate - - - - - 42,814 42,814 Administrative expense 867 1,545 301 16,121 18,834 7,717 26,551 Total expenses 44,027 1,584 85,575 46,221 177,407 183,846 361,253 Other income (loss) Unrealized gain (loss) on mortgage loans and obligations held in securitization - (52 ,086) - 1,565 (50,521) - (50,521) trusts, net Other gain (loss), net (49,567) (91,816) 13,031 (100) (128,452) 9,727 (118,725) Income (loss) before equity in earnings of unconsolidated ventures and income 5,593 (134,924) 1 3,647 (51,267) (166,951) (84,358) (251,309) taxes Equity in earnings (loss) of unconsolidated ventures (135,613) - - - (135,613) 440 (135,173) Income tax benefit (expense) (587) - 327 - (260) 11,158 10,898 Net income (loss) (130,607) (134,924) 1 3,974 (51,267) (302,824) (72,760) (375,584) Net (income) loss attributable to noncontrolling interests: Investment entities 6,667 - (1,516) - 5,151 8,773 13,924 Operating Partnership - - - 6,891 6,891 1,470 8,361 Net income (loss) attributable to Colony Credit Real Estate, Inc. common $ (123,941) $ (134,924) $ 12,458 $ (44,377) $ (290,783) $ (62,516) $ (353,299) stockholders $ in thousands; as of December 31, 2020 30 30APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT (CONT’D) Year Ended December 31, 2020 Core Portfolio Legacy, Non- Loans and CRE debt Net lease real Total Core Strategic preferred equity securities estate Corporate Portfolio Portfolio Total Net interest income Interest income $ 151,428 $ 5,158 $ 15 $ (1,563) $ 155,038 $ 1,813 $ 156,851 Interest expense (52,321) (3,180) - (5,345) (60,846) (2,197) (63,043) Interest income on mortgage loans held in securitization trusts - 100,394 - (7,933) 92,461 - 92,461 Interest expense on mortgage obligations issued by securitization trusts - (91,885) - 7,933 (83,952) - (83,952) Net interest income 99,107 10,488 15 (6,908) 102,702 (385) 102,317 Property and other income Property operating income - - 85,717 - 85,717 89,320 175,037 Other income 80 74 45 9 397 1,010 826 1,836 Total property and other income 80 74 86,176 397 86,727 90,146 176,873 Expenses Management fee expense - - - 26,200 26,200 3,539 29,739 Property operating expense - - 11,410 - 11,410 53,577 64,987 Transaction, investment and servicing expense 2,241 39 54 7 3,900 6,727 3,248 9,975 Interest expense on real estate - - 32,407 - 32,407 16,453 48,860 Depreciation and amortization - - 40,910 - 40,910 18,856 59,766 Provision for loan losses 40,919 - - - 40,919 37,642 78,561 Impairment of operating real estate - - - - - 42,814 42,814 Administrative expense 867 1,545 301 16,121 18,834 7,717 26,551 Total expenses 44,027 1,584 85,575 46,221 177,407 183,846 361,253 Other income (loss) Unrealized gain (loss) on mortgage loans and obligations held in securitization - (52 ,086) - 1,565 (50,521) - (50,521) trusts, net Other gain (loss), net (49,567) (91,816) 13,031 (100) (128,452) 9,727 (118,725) Income (loss) before equity in earnings of unconsolidated ventures and income 5,593 (134,924) 1 3,647 (51,267) (166,951) (84,358) (251,309) taxes Equity in earnings (loss) of unconsolidated ventures (135,613) - - - (135,613) 440 (135,173) Income tax benefit (expense) (587) - 327 - (260) 11,158 10,898 Net income (loss) (130,607) (134,924) 1 3,974 (51,267) (302,824) (72,760) (375,584) Net (income) loss attributable to noncontrolling interests: Investment entities 6,667 - (1,516) - 5,151 8,773 13,924 Operating Partnership - - - 6,891 6,891 1,470 8,361 Net income (loss) attributable to Colony Credit Real Estate, Inc. common $ (123,941) $ (134,924) $ 12,458 $ (44,377) $ (290,783) $ (62,516) $ (353,299) stockholders $ in thousands; as of December 31, 2020 30 30

APPENDIX – OUTSTANDING COMMON SHARES AND OP UNITS As of As of December 31, 2020 September 30, 2020 Class A common stock 128,564,930 128,582,965 OP units 3,075,623 3,075,623 Total common stock and OP units outstanding 131,640,553 131,658,588 31 31APPENDIX – OUTSTANDING COMMON SHARES AND OP UNITS As of As of December 31, 2020 September 30, 2020 Class A common stock 128,564,930 128,582,965 OP units 3,075,623 3,075,623 Total common stock and OP units outstanding 131,640,553 131,658,588 31 31

APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION Reconciliation of consolidated balance sheet to at CLNC share balance sheet As of December 31, 2020 Total Core Portfolio Legacy, Non-Strategic Portfolio (1) (2) (1) (2) (1) (2) Consolidated NCI At CLNC share Consolidated NCI At CLNC share Consolidated NCI At CLNC share Assets Loans and preferred equity held for investment, $ 2,183,497 $ - $ 2,183,497 $ 2,183,497 $ - $ 2,183,497 $ - $ - $ - net Real estate securities, available for sale, at fair 10,389 - 10,389 10,389 - 10,389 - - - value Real estate, net 839,257 190,943 648,314 610,656 177,538 433,118 228,601 13, 405 215,196 Investments in unconsolidated ventures 373,364 201,552 171,812 310,021 155,647 154,374 63, 343 45, 905 17, 438 Deferred leasing costs and intangible assets, 75,700 25,044 50,656 53,535 23,536 29, 999 22, 165 1,508 20,657 net Assets held for sale 323,356 - 323,356 312,283 - 312,283 11, 073 - 11,073 Mortgage loans held in securitization trusts, at 1,768,069 1,708,535 59,534 1,768,069 1,708,535 59, 534 - - - (3) fair value Cash, restricted cash, receivables and 638,305 17,491 620,814 535,079 14,063 521,016 103,226 3,428 99,798 other assets Total assets $ 6,211,937 $ 2,143,565 $ 4,068,372 $ 5,783,529 $ 2,079,319 $ 3,704,210 $ 428,408 $ 64,246 $ 364,1 62 Liabilities Securitization bonds payable, net $ 835,153 $ - $ 835,153 $ 835,153 $ - $ 835,153 $ - $ - $ - Mortgage and other notes payable, net 1,022,757 160,620 862,137 741,798 146,306 595,492 280,959 14, 314 266,645 Credit facilities 535,224 - 535,224 535,224 - 535,224 (0) - (0) Intangible liabilities, net 7,6 57 837 6,820 - 0 (0) 7,657 837 6,820 Liabilities related to assets held for sale 323 - 323 323 - 323 - - - Mortgage obligations issued by securitization 1,708,534 1,708,534 - 1,708,534 1,708,534 - - - - (3) trusts, at fair value Due to related party, other liabilities, escrow 143,611 20,349 123,262 38,980 10,251 28, 729 104,631 10, 098 94, 533 deposits payable and dividends payable Total liabilities $ 4,253,259 $ 1,890,340 $ 2,362,919 $ 3,860,012 $ 1,865,091 $ 1,994,921 $ 393,247 $ 25,249 $ 367,9 98 Total equity (including noncontrolling interests in $ 1,958,678 $ 25 3,225 $ 1,705,453 $ 1,923,517 $ 21 4,228 $ 1,709,289 $ 35,161 $ 38,997 $ (3,836) the Operating Partnership) Total liabilities and equity $ 6,211,937 $ 2,143,565 $ 4,068,372 $ 5,783,529 $ 2,079,319 $ 3,704,210 $ 428,408 $ 64,246 $ 364,1 62 Total common shares and OP units outstanding 131,641 131,641 131,641 131,641 131,641 131,641 131,641 131,641 131,641 GAAP net book value per share $ 14.88 $ 1.92 $ 12.96 $ 14.61 $ 1.63 $ 12.98 $ 0.27 $ 0.29 $ (0.02) In thousands, except per share data; as of December 31, 2020; Unaudited 32 See footnotes in the appendix 32APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION Reconciliation of consolidated balance sheet to at CLNC share balance sheet As of December 31, 2020 Total Core Portfolio Legacy, Non-Strategic Portfolio (1) (2) (1) (2) (1) (2) Consolidated NCI At CLNC share Consolidated NCI At CLNC share Consolidated NCI At CLNC share Assets Loans and preferred equity held for investment, $ 2,183,497 $ - $ 2,183,497 $ 2,183,497 $ - $ 2,183,497 $ - $ - $ - net Real estate securities, available for sale, at fair 10,389 - 10,389 10,389 - 10,389 - - - value Real estate, net 839,257 190,943 648,314 610,656 177,538 433,118 228,601 13, 405 215,196 Investments in unconsolidated ventures 373,364 201,552 171,812 310,021 155,647 154,374 63, 343 45, 905 17, 438 Deferred leasing costs and intangible assets, 75,700 25,044 50,656 53,535 23,536 29, 999 22, 165 1,508 20,657 net Assets held for sale 323,356 - 323,356 312,283 - 312,283 11, 073 - 11,073 Mortgage loans held in securitization trusts, at 1,768,069 1,708,535 59,534 1,768,069 1,708,535 59, 534 - - - (3) fair value Cash, restricted cash, receivables and 638,305 17,491 620,814 535,079 14,063 521,016 103,226 3,428 99,798 other assets Total assets $ 6,211,937 $ 2,143,565 $ 4,068,372 $ 5,783,529 $ 2,079,319 $ 3,704,210 $ 428,408 $ 64,246 $ 364,1 62 Liabilities Securitization bonds payable, net $ 835,153 $ - $ 835,153 $ 835,153 $ - $ 835,153 $ - $ - $ - Mortgage and other notes payable, net 1,022,757 160,620 862,137 741,798 146,306 595,492 280,959 14, 314 266,645 Credit facilities 535,224 - 535,224 535,224 - 535,224 (0) - (0) Intangible liabilities, net 7,6 57 837 6,820 - 0 (0) 7,657 837 6,820 Liabilities related to assets held for sale 323 - 323 323 - 323 - - - Mortgage obligations issued by securitization 1,708,534 1,708,534 - 1,708,534 1,708,534 - - - - (3) trusts, at fair value Due to related party, other liabilities, escrow 143,611 20,349 123,262 38,980 10,251 28, 729 104,631 10, 098 94, 533 deposits payable and dividends payable Total liabilities $ 4,253,259 $ 1,890,340 $ 2,362,919 $ 3,860,012 $ 1,865,091 $ 1,994,921 $ 393,247 $ 25,249 $ 367,9 98 Total equity (including noncontrolling interests in $ 1,958,678 $ 25 3,225 $ 1,705,453 $ 1,923,517 $ 21 4,228 $ 1,709,289 $ 35,161 $ 38,997 $ (3,836) the Operating Partnership) Total liabilities and equity $ 6,211,937 $ 2,143,565 $ 4,068,372 $ 5,783,529 $ 2,079,319 $ 3,704,210 $ 428,408 $ 64,246 $ 364,1 62 Total common shares and OP units outstanding 131,641 131,641 131,641 131,641 131,641 131,641 131,641 131,641 131,641 GAAP net book value per share $ 14.88 $ 1.92 $ 12.96 $ 14.61 $ 1.63 $ 12.98 $ 0.27 $ 0.29 $ (0.02) In thousands, except per share data; as of December 31, 2020; Unaudited 32 See footnotes in the appendix 32

# APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

**Reconciliation of GAAP net book value to undepreciated book value**

| | As of December 31, 2020 | | |
|---|---|---|---|
| | Core Portfolio | Legacy, Non-Strategic Portfolio | Total |
| GAAP net book value (excluding noncontrolling interests in investment entities) | $ 1,709,289 | $ (3,836) | $ 1,705,453 |
| Accumulated depreciation and amortization[1] | 94,078 | 61,752 | 155,830 |
| Undepreciated book value | $ 1,803,367 | $ 57,916 | $ 1,861,283 |
| | | | |
| GAAP net book value per share (excluding noncontrolling interests in investment entities) | $ 12.98 | $ (0.02) | $ 12.96 |
| Accumulated depreciation and amortization per share[1] | 0.72 | 0.46 | 1.18 |
| Undepreciated book value per share | $ 13.70 | $ 0.44 | $ 14.14 |
| Total common shares and OP units outstanding[2] | 131,641 | 131,641 | 131,641 |

ColonyCredit REAL ESTATE

In thousands, except per share data; as of December 31, 2020; Unaudited
See footnotes in the appendix

33

# APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

## Reconciliation of GAAP net loss to Distributable Loss / LNS Distributable Loss

| | Three Months Ended December 31, 2020 | | |
|---|---|---|---|
| | Core Portfolio | Legacy, Non-Strategic Portfolio | Total |
| Net loss attributable to Colony Credit Real Estate, Inc. common stockholders | $ (42,742) | $ (9,733) | $ (52,475) |
| *Adjustments:* | | | |
| Net loss attributable to noncontrolling interest of the Operating Partnership | (1,019) | (233) | (1,252) |
| Non-cash equity compensation expense | 880 | 220 | 1,100 |
| Transaction costs | 243 | 61 | 304 |
| Depreciation and amortization | 9,669 | 3,494 | 13,163 |
| Net unrealized loss (gain) on investments: | | | |
| Impairment of operating real estate and preferred equity | - | 9,302 | 9,302 |
| Other unrealized loss on investments | 10,526 | - | 10,526 |
| CECL reserves | (1,650) | - | (1,650) |
| Gains on sale of real estate and preferred equity | (585) | (3,893) | (4,478) |
| Adjustments related to noncontrolling interests in investment entities | - | (198) | (198) |
| Distributable Loss / Legacy, Non-Strategic Distributable Loss attributable to Colony Credit Real Estate, Inc. common stockholders and noncontrolling interest of the Operating Partnership | $ (24,678) | $ (980) | $ (25,658) |
| Distributable Loss / Legacy, Non-Strategic Distributable Loss per share[1] | $ (0.19) | $ (0.01) | $ (0.20) |
| Weighted average number of common shares and OP units[1] | 131,657 | 131,657 | 131,657 |

## Reconciliation Distributable Loss / LNS Distributable Loss to Adjusted Distributable Earnings / LNS Distributable Earnings

| | Three Months Ended December 31, 2020 | | |
|---|---|---|---|
| | Core Portfolio | Legacy, Non-Strategic Portfolio | Total |
| Distributable Loss / Legacy, Non-Strategic Distributable Loss attributable to Colony Credit Real Estate, Inc. common stockholders and noncontrolling interest of the Operating Partnership | $ (24,678) | $ (980) | $ (25,658) |
| *Adjustments:* | | | |
| Realized gain on CRE debt securities sales | (9,736) | - | (9,736) |
| Fair value adjustments on investments in unconsolidated ventures | 57,743 | - | 57,743 |
| Realized loss on investments in unconsolidated ventures | - | 2,598 | 2,598 |
| Income tax expense | - | 1,113 | 1,113 |
| Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings attributable to Colony Credit Real Estate, Inc. common stockholders and noncontrolling interest of the Operating Partnership[2] | $ 23,329 | $ 2,731 | $ 26,060 |
| Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings per share[2] | $ 0.18 | $ 0.02 | $ 0.20 |
| Weighted average number of common shares and OP units[2] | 131,657 | 131,657 | 131,657 |

ColonyCredit REAL ESTATE

In thousands, except per share data; as of December 31, 2020; Unaudited
See footnotes in the appendix

34

APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Reconciliation of GAAP net loss to Distributable Loss / LNS Distributable Loss Year Ended December 31, 2020 Legacy, Non-Strategic Core Portfolio Portfolio Total Net loss attributable to Colony Credit Real Estate, Inc. common stockholders $ (290,781) $ (62,518) $ (353,299) Adjustments: Net loss attributable to noncontrolling interest of the Operating Partnership (6,891) (1,470) (8,361) Non-cash equity compensation expense 2,966 1,401 4,367 Transaction costs 2,156 1,138 3,294 Depreciation and amortization 41,362 17,797 59,15 9 Net unrealized loss (gain) on investments: Impairment of operating real estate and preferred equity - 42,814 42,81 4 Other unrealized loss on investments 40,705 27 40,73 2 CECL reserves 15,470 (153) 15,317 Losses (gains) on sales of real estate and preferred equity 1,157 (725) 432 Adjustments related to noncontrolling interests in investment entities (311) (9,089) (9,400) Distributable Loss / Legacy, Non-Strategic Distributable Loss attributable to Colony Credit Real Estate, $ (194,167) $ (10,778) $ (204,945) Inc. common stockholders and noncontrolling interest of the Operating Partnership (1) Distributable Earnings (Loss) / Legacy, Non-Strategic Distributable Loss per share $ (1.48) $ (0.08) $ (1.56) (1) Weighted average number of common shares and OP units 131,623 131,623 131,623 In thousands, except per share data; as of December 31, 2020; Unaudited 35 See footnotes in the appendix 35APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Reconciliation of GAAP net loss to Distributable Loss / LNS Distributable Loss Year Ended December 31, 2020 Legacy, Non-Strategic Core Portfolio Portfolio Total Net loss attributable to Colony Credit Real Estate, Inc. common stockholders $ (290,781) $ (62,518) $ (353,299) Adjustments: Net loss attributable to noncontrolling interest of the Operating Partnership (6,891) (1,470) (8,361) Non-cash equity compensation expense 2,966 1,401 4,367 Transaction costs 2,156 1,138 3,294 Depreciation and amortization 41,362 17,797 59,15 9 Net unrealized loss (gain) on investments: Impairment of operating real estate and preferred equity - 42,814 42,81 4 Other unrealized loss on investments 40,705 27 40,73 2 CECL reserves 15,470 (153) 15,317 Losses (gains) on sales of real estate and preferred equity 1,157 (725) 432 Adjustments related to noncontrolling interests in investment entities (311) (9,089) (9,400) Distributable Loss / Legacy, Non-Strategic Distributable Loss attributable to Colony Credit Real Estate, $ (194,167) $ (10,778) $ (204,945) Inc. common stockholders and noncontrolling interest of the Operating Partnership (1) Distributable Earnings (Loss) / Legacy, Non-Strategic Distributable Loss per share $ (1.48) $ (0.08) $ (1.56) (1) Weighted average number of common shares and OP units 131,623 131,623 131,623 In thousands, except per share data; as of December 31, 2020; Unaudited 35 See footnotes in the appendix 35

# APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

**Reconciliation of Distributable Loss / LNS Distributable Loss to Adjusted Distributable Earnings / LNS Distributable Earnings**

| | Year Ended December 31, 2020 | | |
|---|---|---|---|
| | Core Portfolio | Legacy, Non-Strategic Portfolio | Total |
| Distributable Loss / Legacy, Non-Strategic Distributable Loss attributable to Colony Credit Real Estate, Inc. common stockholders and noncontrolling interest of the Operating Partnership | $ (194,167) | $ (10,778) | $ (204,945) |
| *Adjustments:* | | | |
| Realized loss on CRE debt securities sales | 42,153 | - | 42,153 |
| Impairment of CRE debt securities | 29,240 | - | 29,240 |
| Realization of CRE debt securities mark-to-market loss | 3,366 | - | 3,366 |
| Realized loss on unwind of IRS hedges | 34,019 | - | 34,019 |
| Realized loss on note sales | - | 441 | 441 |
| Provision for loan losses | 65,278 | 36,883 | 102,161 |
| Reversal of provision for loan losses on note sales | (272) | (10,203) | (10,475) |
| Fair value adjustments on investments in unconsolidated ventures | 156,179 | - | 156,179 |
| Realized loss on investments in unconsolidated ventures | - | 2,598 | 2,598 |
| Realized gain on FX hedges | (8,560) | - | (8,560) |
| Income tax benefit | - | (13,025) | (13,025) |
| Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings attributable to Colony Credit Real Estate, Inc. common stockholders and noncontrolling interest of the Operating Partnership[1] | $ 127,236 | $ 5,914 | $ 133,150 |
| Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings per share[1] | $ 0.97 | $ 0.04 | $ 1.01 |
| Weighted average number of common shares and OP units[1] | 131,623 | 131,623 | 131,623 |

ColonyCredit REAL ESTATE

In thousands, except per share data; as of December 31, 2020; Unaudited
See footnotes in the appendix

36

APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Reconciliation of GAAP net income (loss) to NOI Three Months Ended December 31, 2020 Core Portfolio Legacy, Non-Strategic Portfolio Net lease real Other Total Core Net lease real Other Total LNS estate real estate Portfolio estate real estate Portfolio Total Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ (1,147) $ 584 $ (563) $ (469) $ (3,479) $ (3,948) $ (4,511) Adjustments: Net income (loss) attributable to noncontrolling interests in investment entities 55 - 55 - (1,369) (1,369) (1,314) Amortization of above- and below-market lease intangibles 11 - 11 14 (31) (17) (6) Interest income 2 - 2 - - - 2 Interest expense on real estate 7,794 - 7,794 644 3,322 3,966 11,760 Other loss - - - - (489) (489) (489) Transaction, investment and servicing expense 35 1 36 38 6 44 80 Depreciation and amortization 9,515 - 9,515 505 2,980 3,485 13,000 Impairment of operating real estate - - - - 9,302 9,302 9,302 Administrative expense 69 - 69 4 9 13 82 Other (gain) loss on investments, net 1,589 (585) 1,004 (175) (2,490) (2,665) (1,661) Income tax benefit 4 - 4 - - - 4 NOI attributable to noncontrolling interest in investment entities (3,938) - (3,938) - (962) (962) (4,900) Total NOI attributable to Colony Credit Real Estate, Inc. common stockholders $ 13,989 $ - $ 1 3,989 $ 561 $ 6,799 $ 7,360 $ 2 1,349 $ in thousands; as of December 31, 2020; Unaudited 37 37APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Reconciliation of GAAP net income (loss) to NOI Three Months Ended December 31, 2020 Core Portfolio Legacy, Non-Strategic Portfolio Net lease real Other Total Core Net lease real Other Total LNS estate real estate Portfolio estate real estate Portfolio Total Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ (1,147) $ 584 $ (563) $ (469) $ (3,479) $ (3,948) $ (4,511) Adjustments: Net income (loss) attributable to noncontrolling interests in investment entities 55 - 55 - (1,369) (1,369) (1,314) Amortization of above- and below-market lease intangibles 11 - 11 14 (31) (17) (6) Interest income 2 - 2 - - - 2 Interest expense on real estate 7,794 - 7,794 644 3,322 3,966 11,760 Other loss - - - - (489) (489) (489) Transaction, investment and servicing expense 35 1 36 38 6 44 80 Depreciation and amortization 9,515 - 9,515 505 2,980 3,485 13,000 Impairment of operating real estate - - - - 9,302 9,302 9,302 Administrative expense 69 - 69 4 9 13 82 Other (gain) loss on investments, net 1,589 (585) 1,004 (175) (2,490) (2,665) (1,661) Income tax benefit 4 - 4 - - - 4 NOI attributable to noncontrolling interest in investment entities (3,938) - (3,938) - (962) (962) (4,900) Total NOI attributable to Colony Credit Real Estate, Inc. common stockholders $ 13,989 $ - $ 1 3,989 $ 561 $ 6,799 $ 7,360 $ 2 1,349 $ in thousands; as of December 31, 2020; Unaudited 37 37

APPENDIX – FOOTNOTES Page 4 1. Amounts presented reflect total committed capital and include both closed and in-execution deals as of February 22, 2021 2. Represents cash-on-hand and availability under the corporate revolving credit facility as of February 22, 2021 3. Represents cash-on-hand as of February 22, 2021 4. Represents CLNC closing share price as of February 22, 2021 5. Net-debt-to-equity ratio based on CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Page 5 1. Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or “UPB”) at CLNC share divided by total assets atCLNCshare 2. Net-debt-to-equity ratio based on CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Page 6 1. Preferred equity includes $17 million related to equity participation interests 2. Net lease real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization 3. Includes securitization assets which are presented net of the impact from consolidation 4. Represents Core Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) 5. Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 6. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 7. Represents LNS Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) 8. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities Page 9 1. Based on carrying values at CLNC share as of 12/31/20. Property type excludes CMBS and mortgage loans held in securitization trusts 2. Net lease real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization 3. Includes securitization assets which are presented net of the impact from consolidation 4. Preferred equity includes $17 million related to equity participation interests 5. Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 6. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 7. For the loan portfolio, unlevered all-in yield includes the stated cash coupon rate as well as non-cash payment in-kind interest income, accrual of origination, extension and exit fees and the applicable floating benchmark rate as of 12/31/20. For the net lease real estate, unlevered all-in yield is based on annualized reported NOI for the fourth quarter 2020 at CLNC share. For CRE debt securities, the Company currently recognizes only cash interest income as the positions are on non-accrual 8. Represents Core Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Page 10 1. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of 12/31/20 2. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 12/31/20 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 4. Based on carrying values at CLNC share as of 12/31/20 5. Preferred equity includes $17 million related to equity participation interests 6. Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 11 1. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 2. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 3. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of 12/31/20 4. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 12/31/20 38 38APPENDIX – FOOTNOTES Page 4 1. Amounts presented reflect total committed capital and include both closed and in-execution deals as of February 22, 2021 2. Represents cash-on-hand and availability under the corporate revolving credit facility as of February 22, 2021 3. Represents cash-on-hand as of February 22, 2021 4. Represents CLNC closing share price as of February 22, 2021 5. Net-debt-to-equity ratio based on CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Page 5 1. Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or “UPB”) at CLNC share divided by total assets atCLNCshare 2. Net-debt-to-equity ratio based on CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities Page 6 1. Preferred equity includes $17 million related to equity participation interests 2. Net lease real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization 3. Includes securitization assets which are presented net of the impact from consolidation 4. Represents Core Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) 5. Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 6. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 7. Represents LNS Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) 8. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities Page 9 1. Based on carrying values at CLNC share as of 12/31/20. Property type excludes CMBS and mortgage loans held in securitization trusts 2. Net lease real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization 3. Includes securitization assets which are presented net of the impact from consolidation 4. Preferred equity includes $17 million related to equity participation interests 5. Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 6. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 7. For the loan portfolio, unlevered all-in yield includes the stated cash coupon rate as well as non-cash payment in-kind interest income, accrual of origination, extension and exit fees and the applicable floating benchmark rate as of 12/31/20. For the net lease real estate, unlevered all-in yield is based on annualized reported NOI for the fourth quarter 2020 at CLNC share. For CRE debt securities, the Company currently recognizes only cash interest income as the positions are on non-accrual 8. Represents Core Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Page 10 1. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of 12/31/20 2. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 12/31/20 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 4. Based on carrying values at CLNC share as of 12/31/20 5. Preferred equity includes $17 million related to equity participation interests 6. Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 11 1. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 2. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 3. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of 12/31/20 4. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 12/31/20 38 38

APPENDIX – FOOTNOTES (CONT’D) Page 12 1. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 2. Represents reported NOI for the fourth quarter 2020 at CLNC share 3. Represents annualized reported NOI for the fourth quarter 2020 at CLNC share 4. Represents the percent leased as of 12/31/20 and is weighted by carrying value at CLNC share as of 12/31/20 5. Based on in-place leases (defined as occupied and paying leases) as of 12/31/20 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of 12/31/20 6. Based on carrying values at CLNC share as of 12/31/20 Page 13 1. Investment count represents total number of tranches acquired; two total “B-piece” transactions 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 3. W.A. calculation based on carrying value at CLNC share as of 12/31/20 4. Based on carrying values at CLNC share as of 12/31/20 Page 14 1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 2. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 12/31/20 3. Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans’ loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis Page 15 1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 2. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 12/31/20 3. Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as- completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis 4. Represents annualized reported NOI for the fourth quarter 2020 at CLNC share 5. Represents the percent leased as of 12/31/20 and is weighted by carrying value at CLNC share as of 12/31/20 6. Based on in-place leases (defined as occupied and paying leases) as of 12/31/20 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of 12/31/20 Page 16 1. W.A. calculation based on carrying value at CLNC share as of 12/31/20 Page 18 1. Based on carrying values at CLNC share as of 12/31/20. Property type excludes private equity interests 2. Net lease and other real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization 3. Related to an equity participation interest 4. Other includes residential development and predevelopment assets 5. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 6. Represents LNS Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Page 20 1. Net-debt-to-equity ratio based on CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities 2. Assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of 12/31/20 39 39APPENDIX – FOOTNOTES (CONT’D) Page 12 1. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 2. Represents reported NOI for the fourth quarter 2020 at CLNC share 3. Represents annualized reported NOI for the fourth quarter 2020 at CLNC share 4. Represents the percent leased as of 12/31/20 and is weighted by carrying value at CLNC share as of 12/31/20 5. Based on in-place leases (defined as occupied and paying leases) as of 12/31/20 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of 12/31/20 6. Based on carrying values at CLNC share as of 12/31/20 Page 13 1. Investment count represents total number of tranches acquired; two total “B-piece” transactions 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 3. W.A. calculation based on carrying value at CLNC share as of 12/31/20 4. Based on carrying values at CLNC share as of 12/31/20 Page 14 1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 2. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 12/31/20 3. Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans’ loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis Page 15 1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 2. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of 12/31/20 3. Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as- completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis 4. Represents annualized reported NOI for the fourth quarter 2020 at CLNC share 5. Represents the percent leased as of 12/31/20 and is weighted by carrying value at CLNC share as of 12/31/20 6. Based on in-place leases (defined as occupied and paying leases) as of 12/31/20 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of 12/31/20 Page 16 1. W.A. calculation based on carrying value at CLNC share as of 12/31/20 Page 18 1. Based on carrying values at CLNC share as of 12/31/20. Property type excludes private equity interests 2. Net lease and other real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization 3. Related to an equity participation interest 4. Other includes residential development and predevelopment assets 5. Represents carrying values net of any in-place investment-level financing at CLNC share as of 12/31/20 6. Represents LNS Portfolio’s proportionate share of allocated balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities and escrow deposits payable) Page 20 1. Net-debt-to-equity ratio based on CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity; stockholders’ equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities 2. Assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of 12/31/20 39 39

APPENDIX – FOOTNOTES (CONT’D) Page 21 1. Subject to customary non-recourse carve-outs 2. W.A. calculation based on outstanding debt (UPB) at CLNC share as of 12/31/20. W.A. extended maturity excludes CMBS facilities 3. Assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 4. Represents financing on one senior loan investment in the Core Portfolio Page 32 1. Represents interests in assets held by third party partners 2. Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset 3. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes Page 33 1. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 2. The Company calculates GAAP net book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of 12/31/20, the total number of common shares and OP units outstanding was approximately 131.6 million Page 34 1. The Company calculates Distributable Loss / Legacy, Non-Strategic Distributable Loss per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the three months ended 12/31/20, the weighted average number of common shares and OP units was approximately 131.7 million; includes 3.1 million of OP units 2. Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings excludes realized gains and losses on sales and fair value adjustments. The Company calculates Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares andOPunits (heldbymembers otherthanthe Company or its subsidiaries). For the three months ended 12/31/20, the weighted average number of common shares and OP units was approximately 131.7 million; includes 3.1 million of OP units Page 35 1. The Company calculates Distributable Loss / Legacy, Non-Strategic Distributable Loss per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the full year ended 12/31/20, the weighted average number of common shares and OP units was approximately 131.6 million; includes 3.1 million of OP units Page 36 1. Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings excludes realized gains and losses, fair value adjustments, provision for loan losses and other one-time adjustments. The Company calculates Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings per share, which is a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the full year ended 12/31/20, the weighted average number of common shares and OP units was approximately 131.6 million; includes 3.1 million of OP units 40 40APPENDIX – FOOTNOTES (CONT’D) Page 21 1. Subject to customary non-recourse carve-outs 2. W.A. calculation based on outstanding debt (UPB) at CLNC share as of 12/31/20. W.A. extended maturity excludes CMBS facilities 3. Assumes the applicable floating benchmark rate as of 12/31/20 for W.A. calculations 4. Represents financing on one senior loan investment in the Core Portfolio Page 32 1. Represents interests in assets held by third party partners 2. Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset 3. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes Page 33 1. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 2. The Company calculates GAAP net book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of 12/31/20, the total number of common shares and OP units outstanding was approximately 131.6 million Page 34 1. The Company calculates Distributable Loss / Legacy, Non-Strategic Distributable Loss per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the three months ended 12/31/20, the weighted average number of common shares and OP units was approximately 131.7 million; includes 3.1 million of OP units 2. Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings excludes realized gains and losses on sales and fair value adjustments. The Company calculates Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares andOPunits (heldbymembers otherthanthe Company or its subsidiaries). For the three months ended 12/31/20, the weighted average number of common shares and OP units was approximately 131.7 million; includes 3.1 million of OP units Page 35 1. The Company calculates Distributable Loss / Legacy, Non-Strategic Distributable Loss per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the full year ended 12/31/20, the weighted average number of common shares and OP units was approximately 131.6 million; includes 3.1 million of OP units Page 36 1. Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings excludes realized gains and losses, fair value adjustments, provision for loan losses and other one-time adjustments. The Company calculates Adjusted Distributable Earnings / Legacy, Non-Strategic Distributable Earnings per share, which is a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the full year ended 12/31/20, the weighted average number of common shares and OP units was approximately 131.6 million; includes 3.1 million of OP units 40 40

# COMPANY INFORMATION

Colony Credit Real Estate (NYSE: CLNC) is one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. Colony Credit Real Estate is externally managed by a subsidiary of leading global real estate and investment management firm, Colony Capital, Inc. Colony Credit Real Estate is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.clncredit.com.

## Shareholder Information

**Principal Offices:**

Los Angeles
515 South Flower Street
44th Floor
Los Angeles, CA 90071
310-282-8220

New York
590 Madison Avenue
34th Floor
New York, NY 10022
212-547-2600

**Stock & Transfer Agent:**
American Stock & Transfer
Trust Company (AST)
866-751-6317
help@astfinancial.com

**Company Website:**
www.clncredit.com

**NYSE Ticker:**
CLNC

**Press & Media:**
Owen Blicksilver P.R., Inc.
Caroline Luz
203-656-2829
caroline@blicksilverpr.com

**Investor Relations:**
ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

**Analyst Coverage:**
Raymond James
Stephen Laws
901-579-4868

B. Riley FBR
Randy Binner
703-312-1890

BTIG
Timothy Hayes
212-738-6199

ColonyCredit REAL ESTATE

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